                                  $221,500,000

                          PRINCIPAL AMOUNT AT MATURITY

                          ALADDIN GAMING HOLDINGS, LLC

                              ALADDIN CAPITAL CORP.

                        ALADDIN GAMING ENTERPRISES, INC.

                              ALADDIN HOLDINGS, LLC

               THE TRUST UNDER ARTICLE SIXTH U/W/O SIGMUND SOMMER

                         LONDON CLUBS INTERNATIONAL, PLC

                               PURCHASE AGREEMENT

                                                              February 18, 1998

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
Credit Suisse First Boston Corporation
   as Representatives of the several Initial Purchasers
c/o Merrill Lynch & Co.
   Merrill Lynch, Pierce, Fenner & Smith
               Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

         Aladdin Gaming Holdings, LLC, a Nevada limited-liability company ("Holdings"), Aladdin Capital Corp., a Nevada corporation and a wholly owned subsidiary of Holdings ("Capital" and, together with Holdings, the "Issuers"), Aladdin Gaming Enterprises, Inc., a Nevada corporation ("Enterprises" and, together with the Issuers, the "Aladdin Parties"), Aladdin Holdings, LLC, a Delaware limited liability company ("AHL"), the Trust under Article Sixth u/w/o Sigmund Sommer (the "Trust"), and London Clubs International, plc, a public limited company under the laws of England and Wales ("London Clubs" and, together with the Aladdin Parties, AHL and the Trust, collectively referred to herein as the "Venture Parties") confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Initial Purchasers named in Schedule A hereto (collectively, the "Initial Purchasers", which term shall also include any initial purchaser substituted as hereinafter provided in Section 13 hereof), for whom Merrill Lynch and Credit Suisse First Boston Corporation are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Aladdin Parties and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective number of units (the "Units") set forth in said Schedule A, consisting in the aggregate of $221,500,000 principal amount at maturity of the Issuers' Senior Discount Notes due 2010 (the "Series A Notes") and 2,215,000 Warrants (the "Warrants") to purchase 2,215,000 shares (the "Warrant Shares") of Enterprises' Class B non-voting common stock, no par value (the "Common Stock"). The Series A Notes are to be issued pursuant to an indenture dated as of February 26, 1998 (the "Indenture"), among the Issuers and State Street Bank and Trust Company, as trustee (the "Trustee"). The Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." The Warrants are to be issued pursuant to a warrant agreement dated as of February 26, 1998 (the "Warrant Agreement"), between Enterprises, Holdings and State Street Bank and Trust Company, as warrant agent (the "Warrant Agent"). The Notes and the Warrants will not be separately transferable until the earliest of: (i) September 1, 1998; (ii) the date on which a registration statement with respect to the Series A Notes or a registration statement with respect to the Warrants and the Warrant Shares is filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act");
(iii) the occurrence of a Change of Control (as defined in the Indenture) or a sale or recapitalization of Enterprises, Holdings or Aladdin Gaming, LLC, a Nevada limited-liability company (the "Company") occurs; (iv) 30 days after a Qualified Public Offering (as defined in the Indenture); (v) the occurrence of an Event of Default (as defined in the Indenture); or (vi) such earlier date as determined by Merrill Lynch in its sole discretion. The Units, the Notes, the Warrants and the Warrant Shares are collectively referred to herein as the "Securities." Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 4(b)) (the "DTC Agreement"), among the Aladdin Parties, the Trustee, the Warrant Agent and DTC.

         The Venture Parties understand that the Initial Purchasers propose to make an offering of the Units on the terms and in the manner set forth herein and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Units to purchasers ("Subsequent Purchasers") at any time after the date of this Agreement. The Units are to be offered and sold through the Initial Purchasers without being registered under the 1933 Act, in reliance upon exemptions therefrom. Pursuant to the terms of the Securities, the Indenture and the Warrant Agreement, investors that acquire any of the Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A ("Rule 144A") of the rules and regulations promulgated under the 1933 Act by the Commission).

         Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the Note Registration Rights Agreement (the "Note Registration Rights Agreement") to be dated as of the Closing Time among the Issuers and the Initial Purchasers and holders (including subsequent transferees) of the Warrants will have registration rights set forth in the Warrant Registration Rights Agreement (the "Warrant Registration Rights Agreement") to be dated as of the Closing Time among Enterprises and the Initial Purchasers, for so long as such Notes, Warrants or any Warrant Shares constitute "Transfer Restricted Securities" (as defined in each such agreement, respectively). Pursuant to the Note Registration Rights Agreement, the Issuers will agree to file with Commission, under the circumstances set forth therein, (i) a registration statement under the 1933 Act (the "Exchange Offer Registration Statement") relating to the Issuers' Series B Senior Discount Notes due 2010 (the "Series B Notes"), to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the 1933 Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Notes Registration Statements") relating to the resale by certain holders of the Series A Notes and to use their reasonable best efforts to cause such Notes Registration Statements to be declared and remain effective for the periods specified in the Note Registration Rights Agreement and to consummate the Exchange Offer. Pursuant to the Warrant Registration Rights Agreement, Enterprises will agree to use its reasonable best efforts to file with the Commission, under the circumstances set forth therein, a shelf registration statement pursuant to Rule 415 under the 1933 Act (the "Warrant Shelf Registration Statement") relating to the offer and sale of the Warrants and the Warrant Shares and the issuance of Warrant Shares upon the exercise of Warrants that were sold pursuant to the Warrant Shelf Registration Statement, and to use its reasonable best efforts to cause such Warrant Shelf Registration Statement to be declared effective.

         The following documents are hereinafter collectively referred to as "Operative Documents": (i) this Agreement, (ii) the Indenture, (iii) the Warrant Agreement, (iv) the Units, (v) the Notes, (vi) the Warrants, (vii) the Warrant Shares, (viii) the Note Registration Rights Agreement and (ix) the Warrant Registration Rights Agreement.

         The following documents are hereinafter collectively referred to as "Executed Transaction Documents": (i) the Company Operating Agreement (the "Company Operating Agreement") as amended as of the Closing Time, (ii) the London Clubs Purchase Agreement (the "London Clubs Purchase Agreement") dated September 24, 1997 (subsequently amended on October 16, 1997, November 18, 1997 and December 1, 1997 and as otherwise amended as of the Closing Time) among London Clubs, London Clubs Nevada, Inc. a Nevada corporation ("LCNI"), AHL, Sommer Enterprises, LLC, a Nevada limited-liability company ("Sommer Enterprises"), the Trust and the Company, (iii) the Development Agreement (the "Development Agreement") dated as of December 3, 1997 between the Company and Northwind Aladdin, LLC, a Nevada limited-liability company (the "Energy Provider") and (iv) the Design Build Contract (the "Design Build Contract") dated as of December 4, 1997 (as subsequently amended), between the Company and Fluor Daniel, Inc., a California corporation (the "Design/Builder").

         The following documents are hereinafter collectively referred to as "Executory Transaction Documents":

         (i) the Holdings Operating Agreement (the "Holdings Operating Agreement") to be executed as of the Closing Time among the Sommer Enterprises, Enterprises, GAI, LLC, a Nevada limited-liability company, and LCNI,

         (ii) the Equity Participation Agreement to be executed as of the Closing Time among the Trust, London Clubs, Holdings and the Warrant Agent,

         (iii) the Bank Credit Facility (the "Bank Credit Facility") to be executed as of the Closing Time among the Company, as borrower, various financial institutions, as lenders (the "Bank Lenders"), The Bank of Nova Scotia, as Administrative Agent (the "Administrative Agent"), Merrill Lynch Capital Corporation, as Syndication Agent, and Canadian Imperial Bank of Commerce, as Documentation Agent,

         (iv) the Noteholder Completion Guaranty (the "Noteholder Completion Guaranty") to be executed as of the Closing Time between London Clubs, the Trust and Aladdin Bazaar Holdings, LLC, a Nevada limited-liability company ("Bazaar Holdings") in favor of the Trustee,

         (v) the Completion Guaranty to be executed as of the Closing Time between London Clubs, the Trust and Bazaar Holdings in favor of the Administrative Agent and the Bank Lenders,

         (vi) the Disbursement Agreement (the "Disbursement Agreement") to be executed as of the Closing Time between Holdings, the Company, the Trustee, The Bank of Nova Scotia as Administrative Agent under the Bank Credit Facility, The Bank of Nova Scotia as Disbursement Agent on behalf of the Bank Lenders and the Trustee (the "Disbursement Agent") and an investment intermediary,

         (vii) the Keep-Well Agreement (the "Keep-Well Agreement") to be executed as of the Closing Time among AHL, Bazaar Holdings and London Clubs in favor of the Administrative Agent under the Bank Credit Facility,

         (viii) the Pledge Agreement to be executed as of the Closing Time, between Holdings and the Trustee relating to the Series A Preferred Membership Interests of the Company (the "Preferred Membership Interests Pledge Agreement"),

         (ix) the Note Construction Pledge Agreement to be executed as of the Closing Time, between the Company and the Trustee relating to the funds deposited in the Note Construction Disbursement Account (as defined in the Disbursement Agreement) pursuant to the Disbursement Agreement,

         (x) the Salle Privee Management Agreement to be executed as of the Closing Time, among the Company, London Clubs and LCNI,

         (xi) the Construction, Operation and Reciprocal Easement Agreement to be executed as of the Closing Time between the Company, Bazaar, and Aladdin Music, LLC, a Nevada limited-liability company ("Aladdin Music"),

         (xii) the Site Work Development and Construction Agreement (the "Site Work Agreement") to be executed as of the Closing Time between the Company and Aladdin Bazaar, LLC, a Delaware limited-liability company ("Bazaar"),

         (xiii) the Fluor Guaranty (the "Fluor Guaranty") to be executed as of the Closing Time between the Company and the Fluor Corporation, a California corporation ("Fluor"),

         (xiv) the Lease to be executed as of the Closing Time, between the Company and the Energy Provider, and

         (xv) the Unicom Guaranty (the "Unicom Guaranty") executed as of the Closing Time between the Company and Unicom Corporation, an Illinois corporation ("Unicom").

         The Aladdin Parties have prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum dated January 30, 1998 (the "Preliminary Offering Memorandum") and have prepared and will deliver to each Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering memorandum dated February 19, 1998 (the "Final Offering Memorandum"), each for use by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Units. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), which has been prepared and delivered by the Aladdin Parties to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Units.

              SECTION 1. Representations and Warranties of the Aladdin Parties.

              (a) Representations and Warranties by the Aladdin Parties.
Each of the Aladdin Parties represents and warrants to each Initial Purchaser as of the date hereof and as of the Closing Time, and agrees with each Initial Purchaser as follows:

                  (i) Similar Offerings. None of the Aladdin Parties
              has, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, any security which is or would be integrated with the sale of the Units, Notes or Warrants in a manner that would require the Units, Notes or Warrants to be registered under the 1933 Act.

                  (ii) Offering Memorandum. The Offering Memorandum
              does not, and at the Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Aladdin Parties in writing by any Initial Purchaser through the Representatives expressly for use in the Offering Memorandum.

                  (iii) Independent Accountants. The accountants who
              certified the financial statements of the Aladdin Parties and the Company included in the Offering Memorandum are independent certified public accountants with respect to each of the Aladdin Parties and their subsidiaries and the Company within the meaning of Regulation S-X under the 1933 Act.

                       (iv) Financial Statements. The financial statements
              of Holdings and its consolidated subsidiaries, Enterprises, Capital and the Company, together with the related schedules and notes included in the Offering Memorandum present fairly the financial position, results of operation and changes in financial position of each such entity at the dates indicated and for the respective periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The forward-looking statements contained in the Offering Memorandum are based upon good faith estimates and assumptions believed by the Aladdin Parties to have been reasonable when made.

                       (v) No Material Adverse Change in Business. Since the
              respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein, (A) with respect to the Issuers, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuers and their subsidiaries considered as one enterprise and, with respect to Enterprises, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of Enterprises (with respect to either, a "Material Adverse Effect"), whether or not arising in the ordinary course of business and (B) there have been no transactions entered into by any of the Aladdin Parties or any of their subsidiaries, other than those in the ordinary course of business, which are material with respect to the Issuers and their subsidiaries considered as one enterprise or Enterprises.

                       (vi) Good Standing of the Aladdin Parties. Each of
              the Aladdin Parties has been duly organized or incorporated, as applicable, and is validly existing as a limited-liability company or corporation, as applicable, in good standing under the laws of the State of Nevada and has all necessary power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement; and each of the Aladdin Parties is duly qualified as a foreign limited-liability company or corporation, as applicable, to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business.

                       (vii) Good Standing of Designated Subsidiaries. Each
              "significant subsidiary" of any of the Aladdin Parties (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Designated Subsidiary" and, collectively, the "Designated Subsidiaries") has been duly organized or incorporated, as applicable, and is validly existing as a limited-liability company or corporation, as applicable, in good standing under the laws of the jurisdiction of its organization or incorporation, as applicable, has all necessary power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign limited-liability company or corporation, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business; except as otherwise disclosed in the Offering Memorandum, all of the issued and outstanding membership interests or shares of capital stock, as applicable, of each Designated Subsidiary have been duly authorized and validly issued and are owned by the applicable Aladdin Party, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for any security interest, mortgage, pledge, lien, encumbrance, claim or equity granted or agreed to be granted pursuant to an Executed Transaction Document or Executory Transaction Document; none of the outstanding membership interests or shares of capital stock, as applicable, of the Designated Subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, or under the charter, by-laws or any other organizational document of such Designated Subsidiary or under any agreement to which any of the Aladdin Parties or any Designated Subsidiary is a party.

                       (viii) Capitalization of Holdings. All outstanding
              membership interests of Holdings have been duly authorized and validly issued and are not subject to any preemptive and similar rights and are free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for any security interest, mortgage, pledge, lien, encumbrance, claim or equity granted or agreed to be granted pursuant to an Executed Transaction Document or Executory Transaction Document. The table relating to the capitalization of Holdings under the caption "Capitalization" in the Offering Memorandum, including the footnotes thereto, presents fairly, as of its date (i) the capitalization of Holdings, (ii) the expected capitalization of Holdings after giving effect to the consummation of the offering of the Units and the application by Holdings of the net proceeds received by it therefrom and (iii) the expected capitalization of Holdings on a consolidated basis after giving effect to the consummation of the Funding Transactions (as defined in the Offering Memorandum), the organization of Capital, the issuance of the Units and the application by Holdings of the net proceeds received by it therefrom. Capital, the Company and Aladdin Music Holdings, LLC, a Nevada limited-liability company ("Aladdin Music Holdings") are the only subsidiaries of Holdings.

                       (ix) Capitalization of Capital. All outstanding
              shares of capital stock of Capital have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights and are directly owned by Holdings free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. Capital has no subsidiaries.

                       (x) Capitalization of Enterprises. All outstanding
              shares of capital stock of Enterprises have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights and are free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for any security interest, mortgage, pledge, lien, encumbrance, claim or equity granted or agreed to be granted pursuant to an Executed Transaction Document or Executory Transaction Document. The Warrants will entitle the holders thereof to acquire an aggregate of 2,215,000 shares of Common Stock. As of the Closing Time, there will be 8,000,000 shares of Common Stock authorized, of which 2,215,000 will be issued and outstanding. Enterprises has no subsidiaries.

                       (xi) Subscription Rights. Except as described in the
              Offering Memorandum, none of the Aladdin Parties nor any of their subsidiaries has any outstanding options to purchase, or any preemptive rights or other rights to subscribe for or purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, any of its equity interests or any such options, rights, convertible securities or obligations.

                       (xii) Ranking. When issued, the Notes will rank pari
              passu in right of payment with all senior Indebtedness (as defined in the Indenture) of the Issuers and will rank senior in right of payment to all subordinated Indebtedness of the Issuers. As of the Closing Time, and after giving effect to the Funding Transactions, the Notes will be the only outstanding Indebtedness of the Issuers.

                       (xiii) Authorization of Agreement. This Agreement has
              been duly authorized, executed and delivered by each of the Aladdin Parties.

                       (xiv) Authorization of the Units. The Units have been
              duly authorized by each of the Aladdin Parties. At the Closing Time, the Units will conform in all material respects to the description thereof contained in the Offering Memorandum.

                       (xv) Authorization of the Series A Notes. The Series
              A Notes have been duly authorized and, at the Closing Time, will have been duly executed by each of the Issuers and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of each of the Issuers, enforceable against each of the Issuers in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture. At the Closing Time, the Series A Notes will conform in all material respects to the description thereof contained in the Offering Memorandum.

                       (xvi) Authorization of the Series B Notes. The Series
              B Notes have been duly authorized by each of the Issuers. When the Series B Notes are issued, executed and authenticated in the manner provided for by the terms of the Exchange Offer and the Indenture, the Series B Notes will constitute valid and binding obligations of each of the Issuers, enforceable against each of the Issuers in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

                       (xvii) Authorization of the Series A Preferred
              Membership Interests. The Company's Series A Preferred Membership Interests (the "Preferred Membership Interests") have been duly authorized by the Company and, when issued and delivered to Holdings in the manner set forth under the caption "Use of Proceeds" in the Offering Memorandum, will be validly issued and not subject to any preemptive or similar rights and, other than in connection with and subject to the Preferred Membership Interests Pledge Agreement, will be directly owned by Holdings free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. At the Closing Time, the Preferred Membership Interests will conform in all material respects to the description thereof contained in the Offering Memorandum.

                       (xviii) Authorization of the Indenture. The Indenture
              has been duly authorized by each of the Issuers and, at the Closing Time, will have been duly executed and delivered by each of the Issuers and will constitute a valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). At the Closing Time, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the rules and regulations of the Commission applicable to an indenture which qualified thereunder.

                       (xix) Authorization of the Note Registration Rights
              Agreement. The Note Registration Rights Agreement has been duly authorized by each of the Issuers and, at the Closing Time, will have been duly executed and delivered by each of the Issuers and will constitute a valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms except (i) as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (ii) as limited by state or federal securities laws prohibiting or limiting the availability of, and public policy against, indemnification or contribution. At the Closing Time, the Note Registration Rights Agreement will conform in all material respects to the description thereof contained in the Offering Memorandum.

                       (xx) Authorization of the Warrants. The Warrants have
              been duly authorized and at the Closing Time, will have been duly executed by Enterprises, and when issued in the manner provided for in the Warrant Agreement and delivered against payment of the purchase price therefor will constitute valid and binding obligations of Enterprises, enforceable against Enterprises in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits, of the Warrant Agreement. At the Closing Time, the Warrants will conform in all material respects to the description thereof contained in the Offering Memorandum.

                       (xxi) Authorization of the Warrant Shares. The
              Warrants are exercisable into Warrant Shares in accordance with the terms of the Warrant Agreement. Enterprises has duly authorized and reserved for issuance the Warrant Shares and, when issued and paid for upon exercise of the Warrants in accordance with the terms thereof, the Warrant Shares will be validly issued, fully paid and nonassessable, free of any preemptive or similar rights. At the Closing Time, the Warrant Shares will conform in all material respects to the description thereof contained in the Offering Memorandum.

                       (xxii) Authorization of the Warrant Agreement. The
              Warrant Agreement has been duly authorized by Enterprises and, at the Closing Time, will have been duly executed and delivered by Enterprises and will constitute a valid and binding agreement of Enterprises, enforceable against Enterprises in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                       (xxiii) Authorization of the Warrant Registration
              Rights Agreement. The Warrant Registration Rights Agreement has been duly authorized by Enterprises and, at the Closing Time, will have been duly executed and delivered by Enterprises and will constitute a valid and binding agreement of Enterprises, enforceable against Enterprises in accordance with its terms except (i) as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (ii) as limited by state or federal securities laws prohibiting or limiting the availability of, and public policy against, indemnification or contribution. At the Closing Time, the Warrant Registration Rights Agreement will conform in all material respects to the description thereof contained in the Offering Memorandum.

                       (xxiv) Authorization of the Executed Transaction
              Documents. Each of the Executed Transaction Documents to which an Aladdin Party is a party has been duly authorized, executed and delivered by each such Aladdin Party that is a party thereto and constitutes a valid and binding agreement of each such party, enforceable against each such party in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). At the Closing Time, each of the Executed Transaction Documents that is described in the Offering Memorandum will conform in all material respects to the description thereof contained in the Offering Memorandum.

                       (xxv) Authorization of the Executory Transaction
              Documents. Each of the Executory Transaction Documents to which an Aladdin Party is a party has been duly authorized by each such Aladdin Party that is a party thereto and, at the Closing Time, will have been duly executed and delivered by each such party and will constitute a valid and binding agreement of each such party, enforceable against each such party in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). At the Closing Time, each of the Executory Transaction Documents will conform in all material respects to the description thereof contained in the Offering Memorandum.

                       (xxvi) Absence of Defaults and Conflicts. None of the
              Aladdin Parties or any of their subsidiaries is in violation of its charter, by-laws or any other organizational document or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of its property or assets is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Units, the Series A Notes, the Series B Notes, the Indenture, the Note Registration Rights Agreements, the Warrant Agreement, the Warrants, the Warrant Registration Rights Agreements, the Executed Transaction Documents to the extent that any of the Aladdin Parties is a party, the Executory Transaction Documents to the extent that any of the Aladdin Parties will be a party and any other agreement or instrument entered into or issued or to be entered into or issued by any of the Aladdin Parties or any of their subsidiaries in connection with the transactions contemplated hereby or thereby or in the Offering Memorandum and the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Units and the use of the proceeds from the sale of the Units as described in the Offering Memorandum under the caption "Use of Proceeds") and compliance by any of the Aladdin Parties with their obligations hereunder have been duly authorized by all necessary action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or, except with respect to the transactions contemplated by the Offering Memorandum, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Aladdin Parties or any of their subsidiaries pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such execution, delivery, performance or compliance result in any violation of the provisions of the charter, by-laws or any other organizational document of such Aladdin Party or any such subsidiary or, except as would not have a Material Adverse Effect, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over it or any of its assets or properties. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any of the Aladdin Parties or any of their subsidiaries.

                       (xxvii) Absence of Labor Dispute. No labor dispute
              with the employees of any of the Aladdin Parties or any of their subsidiaries exists or, to the knowledge of any of the Aladdin Parties, is imminent, and none of the Aladdin Parties is aware of any existing or imminent material labor disturbance by the employees of any of their or any of the Company's principal suppliers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                       (xxviii) Absence of Proceedings. There is no action,
              suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of any of the Aladdin Parties, threatened, against or affecting any of the Aladdin Parties or any subsidiary thereof which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of any of the Aladdin Parties or any of their subsidiaries or the consummation of this Agreement or the performance by any of the Aladdin Parties of their obligations hereunder or under any of the other Operative Documents, the Executed Transaction Documents or the Executory Transaction Documents, except as disclosed in the Offering Memorandum. Except as disclosed in the Offering Memorandum, the aggregate of all pending legal or governmental proceedings to which any of the Aladdin Parties or any subsidiary thereof is a party or of which any of their respective property or assets is the subject, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                       (xxix) Possession of Intellectual Property. The
              Company will at the Closing Time own or have contractual rights to acquire or be able to acquire on reasonable terms, adequate licenses, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") which will be employed by it in connection with the operation of its business in the manner described in the Offering Memorandum, and none of the Aladdin Parties or any of their subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                       (xxx) Absence of Further Requirements. No filing
              with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by any of the Aladdin Parties of their obligations hereunder or in connection with issuance and sale of the Units hereunder or, except as contemplated by the Offering Memorandum, for the consummation of the transactions contemplated by this Agreement.

                       (xxxi) Possession of Licenses and Permits. Each of
              the Aladdin Parties and their subsidiaries possesses such permits, licenses, franchises, certificates, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by, and has made all declarations and filings with the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to own, lease and operate its respective properties and to conduct the businesses now operated by them, except (i) where the failure thereof would not, singly or in the aggregate, have a Material Adverse Effect, (ii) for Governmental Licenses which the Aladdin Parties and their subsidiaries would not customarily possess at the date hereof but which customarily would be obtained in the ordinary course of development of the Aladdin (as defined in the Indenture) and (iii) for any Governmental Licenses to be issued by any Gaming Authority (as defined in the Indenture) which are necessary for any of the Aladdin Parties or any of their subsidiaries to own and operate the Aladdin, and no such Government License contains, or is expected by the Aladdin Parties to contain, a materially burdensome restriction; each of the Aladdin Parties and their subsidiaries is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and none of the Aladdin Parties or any of their subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect. None of the Aladdin Parties nor any of their subsidiaries believes that any such Governmental Authorization necessary in the future to own or operate the Aladdin in the manner described in the Offering Memorandum will not be granted in due course following application or that any governmental agency is investigating any of the Aladdin Parties or any of their subsidiaries, other than ordinary course administrative reviews or any ordinary course review of the transactions contemplated hereby or by any such application.

                       (xxxii) Title to Property. Each of the Aladdin
              Parties and their subsidiaries have good and marketable title to all real and personal property and other assets reflected in the financial statements in the Offering Memorandum as owned by them, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims or equities of any kind except such as (a) are described in the Offering Memorandum or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by any of the Aladdin Parties or any of their subsidiaries; and, except as would not, singly or in the aggregate, have a Material Adverse Effect, all of the leases and subleases material to the businesses of any of the Issuers and their subsidiaries considered as one enterprise, or Enterprises and their subsidiaries considered as one enterprise, and under which any of the Aladdin Parties or any of their subsidiaries holds properties described in the Offering Memorandum, are valid and binding and in full force and effect; and, except as would not, singly or in the aggregate, have a Material Adverse Effect, none of the Aladdin Parties or any of their subsidiaries has any notice of any default or material claim of any sort that has been asserted by anyone adverse to the rights of any of the Aladdin Parties or any of their subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of any of the Aladdin Parties or any of their subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease.

                       (xxxiii) Personal and Real Property of the Company.
              At the Closing Time, the Company will have good and marketable title in fee simple to the Project Site (as defined in the Indenture) and good and marketable title to all personal property owned by the Company which is material to the business of the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity and defects, except (i) as contemplated by the Executed Transaction Documents or the Executory Transaction Documents and (ii) such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company in connection with its business as described in the Offering Memorandum; and there are no leases under which the Company holds real property.

                       (xxxiv) Tax Returns. Each of the Aladdin Parties and
              their subsidiaries have filed all federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof and have paid all taxes required to be paid by any of them and any related assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 1(a)(iv) above in respect of all federal, state, local and foreign taxes for all periods to which such financial statements relate as to which the tax liability of any of the Aladdin

              Parties or any of their subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities.

                       (xxxv) Environmental Laws. Except as described in the
              Offering Memorandum and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) none of the Aladdin Parties or any of their subsidiaries is in violation of any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) each of the Aladdin Parties and their subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Aladdin Parties, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against any of the Aladdin Parties or any of their subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting any of the Aladdin Parties or any of their subsidiaries relating to Hazardous Materials or Environmental Laws.

                       (xxxvi) Investment Company Act. None of the Aladdin
              Parties are, and upon the issuance and sale of the Units as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum, will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"), required to register under the 1940 Act.

                       (xxxvii) Rule 144A Eligibility. The Securities are
              eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or quoted in a U.S. automated interdealer quotation system.

                       (xxxviii) No General Solicitation. None of the
              Aladdin Parties or their subsidiaries or any person acting on their respective behalf (other than the Initial

              Purchasers, their officers, employees and agents, as to whom the Aladdin Parties make no representation) has engaged or will engage, in connection with the offering of the Units, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

                       (xxxix) No Registration Required. Subject to
              compliance by the Initial Purchasers with the representations and warranties set forth in Section 4 and the procedures set forth in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Units to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the 1939 Act.

                       (xl) Accounting System. Each of the Aladdin Parties
              and their subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                       (xli) Insurance. As of the Closing Time, the Aladdin
              Parties and their subsidiaries are insured by and maintain insurance covering, or are the named beneficiaries of insurance maintained by third parties covering, their respective properties, with insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and none of the Aladdin Parties nor their subsidiaries has any reason to believe that such insurance coverage can not be renewed as and when such coverage expires or that similar coverage could not be obtained from similar insurers at a cost that would not have a Material Adverse Effect.

                       (xlii) No Agreement for Filing a Registration
              Statement. There are no persons with registration rights or other similar rights to have any securities registered pursuant to any registration statement or otherwise registered by any of the Aladdin Parties under the 1933 Act, except persons having such rights pursuant to the Notes Registration Statements, the Warrant Shelf Registration Statement and the Consulting Agreement dated as of July 1, 1997, between GAI, LLC and the Company.

                       (xliii) Distribution of the Offering Memorandum. None of
              the Aladdin Parties or any of their subsidiaries has distributed and, prior to the later to occur of

              (i) the Closing Time and (ii) completion of the distribution of the Units, will distribute any offering materials in connection with the offering and sale of the Units other than the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendment and supplements thereto, if any, unless permitted by the 1933 Act and approved by the Representatives (which approval shall not be unreasonably withheld or delayed).

                       (xliv) Tax Treatment. Holdings qualifies as a
              partnership and not an association or publicly traded partnership taxable as a corporation and the Company qualifies as a division of Holdings for federal income tax purposes.

                       (xlv) Compliance with Federal Reserve System
              Regulations. None of the Aladdin Parties, any of their subsidiaries or any agent thereof acting on the behalf of any of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Units to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

                       (xlvi) Compliance with Rule 144A. Each of the
              Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the 1933 Act.

                       (xlvii) No Change in Rating. No "nationally recognized
              statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act (i) has imposed (or has informed any of the Aladdin Parties that it is considering imposing) any condition (financial or otherwise) on any of the Aladdin Parties retaining any rating assigned to any of the Aladdin Parties or any securities of any of the Aladdin Parties or (ii) has indicated to any of the Aladdin Parties that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of any of the Aladdin Parties or any securities of any of the Aladdin Parties.

                       (xlviii) ERISA. None of the Aladdin Parties or any of
              their subsidiaries has violated any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect. If any such plan is adopted, the execution and delivery of this Agreement and the sale of the Units will not involve any non-exempt prohibited transaction within the meaning of Section 406 of ERISA or
              Section 4975 of the Internal Revenue Code of 1986, as amended. The representations made in the preceding sentence are made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Initial Purchasers as set forth in the Offering Memorandum under "Notice to Investors."

                       (xlix) Operation of the Aladdin. The contemplated
              operation and use of the Aladdin, including the construction of the Aladdin, will be (giving effect to any waivers or variances which may be obtained) in compliance with all applicable municipal, county, state and federal laws, regulations, ordinances, standards, orders, and other regulations, except as would not, singly or in the aggregate, have a Material Adverse Effect. Under applicable zoning and use laws, ordinances, rules and regulations, the Aladdin may be used for the purposes contemplated in the Offering Memorandum.

                       (l) Plans and Specifications. The Initial Purchasers
              have been furnished with a copy of the plans and specifications for the construction of the improvements of the Aladdin and other necessary expenditures. Such plans and specifications are satisfactory to the Aladdin Parties. The anticipated cost by the Aladdin Parties as of the Closing Time of such improvements (including interest, legal, architectural, engineering, planning, zoning and other similar costs) does not exceed the amounts for such costs set forth under the caption "Use of Proceeds" in the Offering Memorandum. In addition, each of the other amounts set forth in the section entitled "Sources and Uses of Funds" under the caption "Use of Proceeds" in the Offering Memorandum are based upon reasonable assumptions as to all matters material to the estimates set forth therein and are not expected by the Aladdin Parties to exceed the amounts set forth for such items.

                       (li) Disbursement Budget and Construction Schedule.
              The Disbursement Budget (as defined in the Disbursement Agreement) and the Construction Schedule (as defined in the Disbursement Agreement), as of the Closing Time, (i) are, in the opinion of the Aladdin Parties after due investigation, based on reasonable assumptions as to all legal and factual matters material to the estimates set forth therein and relying to a large extent on professional advisors and (ii) call for the construction of the Minimum Aladdin Facilities (as defined in the Indenture) on or prior to the Operating Deadline (as defined in the Indenture).

              (b) Officer's Certificates. Any certificate signed by any officer of any of the Aladdin Parties or any of their subsidiaries delivered to the Representatives or to counsel for the Initial Purchasers shall be deemed a representation and warranty by such Aladdin Party to each Initial Purchaser as to the matters covered thereby.

                  SECTION 2. Representations and Warranties of London Clubs.

              (a) Representations and Warranties by London Clubs. London
Clubs represents and warrants to each Initial Purchaser as of the date hereof and as of the Closing Time, and agrees with each Initial Purchaser as follows:

                           (i) Good Standing of London Clubs and LCNI. Each of
                  London Clubs and LCNI has been duly incorporated, is validly existing and is a corporation in good standing under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to carry on its business and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except, with respect to London Clubs, where the failure to be so qualified would not have a material adverse effect on its business, prospects, financial condition or results of operations. London Clubs owns all of the outstanding shares of capital stock of LCNI.

                           (ii) Authorization of this Agreement. This Agreement
                  has been duly authorized, executed and delivered by London Clubs.

                           (iii) Absence of Defaults and Conflicts. Neither of
                  London Clubs or LCNI is in violation of its charter, by-laws or any other organizational document or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which either of them is a party or by which or either of them may be bound, or to which any of the property or assets of either of them is subject (collectively, "LCI Agreements and Instruments") except for such defaults that would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of either of London Clubs or LCNI; and the execution, delivery and performance of this Agreement and compliance by either of London Clubs or LCNI with their obligations hereunder have been duly authorized by all necessary action, other than in connection with the U.S. Facilities Agreement banks with National Westminster PLC as arranger and U.S. 1997 Noteholders which shall be obtained prior to the Closing Time, and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by London Clubs or LCNI under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of either of them pursuant to, the LCI Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of either of London Clubs or LCNI, nor will such action result in any violation of the provisions of the charter, by-laws or any other organizational document of any of either London Clubs or LCNI or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over either or them or any of their assets or properties.

                           (iv) Absence of Further Requirements. Other than the
                  approval of the shareholders of London Clubs and approvals necessary in connection with the U.S. Facilities Agreement banks with National Westminster PLC as arranger and U.S. 1997 Noteholders, each of which shall be obtained prior to the Closing Time, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency or any other party is necessary or required for the performance by either of London Clubs or LCNI of their obligations hereunder.

                           (v) Independent Accountants. The accountants who
                  audited the financial statements of London Clubs included in the Offering Memorandum are independent certified public accountants with respect to London Clubs and their subsidiaries within the meaning of Regulation S-X under the 1933 Act.

                  (b) Officer's Certificates. Any certificate signed by any officer of London Clubs or LCNI delivered to the Representatives or to counsel for the Initial Purchasers shall be deemed a representation and warranty by London Clubs or LCNI, as applicable, to each Initial Purchaser as to the matters covered thereby.

                  SECTION 3.Representations and Warranties of the Trust and AHL.

                  (a) Representations and Warranties by the Trust and AHL. Each of the Trust and AHL represents and warrants to each Initial Purchaser as of the date hereof and as of the Closing Time, and agrees with each Initial Purchaser as follows:

                           (i) Good Standing of the Trust and AHL. Each of the
                  Trust and AHL has been duly organized or incorporated, as applicable, is validly existing and is a trust or limited-liability company, as applicable, in good standing under the laws of its jurisdiction of organization or incorporation, as applicable, and has all necessary power and authority to carry on its business and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign trust or limited-liability company, as applicable, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except, with respect to the Trust, where the failure to be so qualified would not have a material adverse effect on its business, prospects, financial condition or results of operations. The Trust owns 95% of the outstanding membership interests of AHL.

                           (ii) Authorization of this Agreement. This Agreement
                  has been duly authorized, executed and delivered by each of the Trust and AHL.

                           (iii) Absence of Defaults and Conflicts. Neither of
                  the Trust or AHL is in violation of its charter, by-laws or any other organizational document or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which either of them is a party or by which or either of them may be bound, or to which any of the property or assets of either of them is subject (collectively, "Sommer Agreements and Instruments") except for such defaults that would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of either of the Trust or AHL; and the execution, delivery and performance of this Agreement and compliance by either of the Trust or AHL with their obligations hereunder have been duly authorized by all necessary action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Trust or AHL under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of either of them pursuant to, the Sommer Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of either of the Trust or AHL, nor will such action result in any violation of the provisions of the charter, by-laws or any other organizational document of any of either the Trust or AHL or , except to the extent that such action would not result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of either of the Trust or AHL, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over either or them or any of their assets or properties.

                           (iv) Absence of Further Requirements. No filing with,
                  or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by either the Trust or AHL of their obligations hereunder.

                  (b) Officer's Certificates. Any certificate signed by any officer of the Trust or AHL delivered to the Representatives or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Trust or AHL, as applicable, to each Initial Purchaser as to the matters covered thereby.

                  SECTION 4.  Sale and Delivery to Initial Purchasers; Closing.

                  (a) Units. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Aladdin Parties agree to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Aladdin Parties, at the price set forth in Schedule B, the number of Units set forth in Schedule A opposite the name of such Initial Purchaser, plus any additional Units which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 13 hereof.

                  (b) Payment. Payment of the purchase price for, and delivery of certificates for, the Units shall be made at the office of Mayer Brown & Platt, 1675 Broadway, New York, New York, or at such other place as shall be agreed upon by the Representatives and the Aladdin Parties, at 9:00 A.M. (New York City time), on the fifth business day after the date hereof (unless postponed in accordance with the provisions of Section 13), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Aladdin Parties (such time and date of payment and delivery being herein called the "Closing Time").

         Payment shall be made to the Aladdin Parties by wire transfer of immediately available funds to bank accounts designated by the Aladdin Parties, against delivery to the Representatives for the respective accounts of the Initial Purchasers of certificates for the Units to be purchased by them. It is understood that each Initial Purchaser has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Units which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Units to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time, but such payment shall not relieve such Initial Purchaser from its obligations hereunder. The certificates representing the Units shall be registered in the name of Cede & Co. pursuant to the DTC Agreement and shall be made available for examination and packaging by the Initial Purchasers in the City of New York not later than 3:00 p.m. (New York City time) on the last business day prior to the Closing Time.

                  (c) Qualified Institutional Buyer. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Aladdin Parties that it is a "qualified institutional buyer" within the meaning of Rule 144A under the 1933 Act (a "Qualified Institutional Buyer") and an "accredited investor" within the meaning of Rule 501(a) under the 1933 Act (an "Accredited Investor").

                  (d) Registration; Denominations. One or more Units in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate amount of the Units sold to Subsequent Purchasers (collectively, the "Global Unit"), shall be delivered by the Aladdin Parties to the Representatives (or as the Representatives direct) in each case with any transfer taxes thereon duly paid by the Aladdin Parties, against payment by the Representatives of the purchase price therefor in accordance with this Section
4. The Global Unit shall be made available to the Representatives for inspection not later than 3:00 p.m. (New York City time) on the business day immediately preceding the Closing Time.

         SECTION 5. Covenants of Each of the Aladdin Parties. Each of the Aladdin Parties covenants with each Initial Purchaser as follows:

                  (a) Suspension of Qualification. The Aladdin Parties will, as promptly as possible after receipt of notice thereof, advise each Initial Purchaser of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Units for offering or sale in any jurisdiction, or the initiation of any proceeding by any state securities commission or other federal or state regulatory agency for such purpose. The Aladdin Parties shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Units under any state securities or Blue Sky laws, and if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Units under any state securities or Blue Sky laws, the Aladdin Parties shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) Offering Memorandum. The Aladdin Parties, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request.

                  (c) Notice and Effect of Material Events. The Aladdin Parties will as promptly as reasonably practicable notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by any of the Aladdin Parties of information relating to the offering of the Units with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Units by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Aladdin Parties, any material changes in or affecting the earnings, business affairs or business prospects of any of the Aladdin Parties and their subsidiaries, the Trust, AHL, London Clubs or LCNI which (i) make any statement of fact in the Offering Memorandum untrue or (ii) constitute an omission of material fact from the Offering Memorandum necessary so that the Offering Memorandum will omit to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Aladdin Parties, their counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Aladdin Parties will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

                  (d) Amendment to Offering Memorandum and Supplements. The Aladdin Parties will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers (which consent will not be unreasonably withheld or delayed). Neither the consent of the Initial Purchasers, nor the Initial Purchasers' delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in
Section 7 hereof.

                  (e) Qualification of Units for Offer and Sale. The Aladdin Parties will use their best efforts, in cooperation with the Initial Purchasers, to qualify the Units for offering and sale under the applicable securities laws of such jurisdictions within the United States as the Representatives may reasonably designate and will maintain such qualifications in effect as long as required for the sale of the Units; provided, however, that the Aladdin Parties shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

                  (f) DTC. The Aladdin Parties will cooperate with the Representatives and use their best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

                  (g) Use of Proceeds. Each of the Aladdin Parties will use the net proceeds received by it from the sale of the Units, and Holdings will cause the Company to use the net proceeds from the sale of the Units contributed to it by Holdings, substantially in the manner specified in the Offering Memorandum under "Use of Proceeds" and to comply with the provisions of the Disbursement Agreement.

                  (h) Restriction on Sale of Securities. During a period of 120 days from the date of the Offering Memorandum, the Aladdin Parties will not, without the prior written consent of Merrill Lynch, directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any debt securities of the Issuers, other than pursuant to this Agreement, or file a registration statement under the 1933 Act with respect to the foregoing, other than pursuant to the Note Registration Rights Agreement.

                  (i) Comply with Agreements. To comply with all of their respective agreements set forth in each of the Note Registration Rights Agreement and the Warrant Registration Rights Agreement.

                  (j) Furnish Reports. So long as any Securities are outstanding, to furnish to the Initial Purchasers as promptly as practicable after they are available copies of all reports or other communications furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Aladdin Parties are listed and such other publicly available information concerning the Aladdin Parties and/or its subsidiaries as the Initial Purchaser may reasonably request.

                  (k) Portal Registration. To use its best efforts to effect the inclusion of the Securities in PORTAL and to maintain the listing of each of the Securities on PORTAL for so long as any of such Securities are outstanding.

                  (l) Exercise of Warrants. Enterprises will reserve and continue to reserve, so long as any Warrants are outstanding, a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants.

                  (m) Performance of Duties. To use its best efforts (i) to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Time and (ii) to satisfy all conditions precedent to the delivery of the Units.

                  SECTION 6.        Payment of Expenses.

                  (a) Expenses. The Aladdin Parties will pay, whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, all expenses incident to the performance of their obligations under this Agreement, including, without limitation, (i) the preparation, printing and any filing of the Offering Memorandum (including financial statements and any exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, the Indenture, the Warrant Agreement, the Note Registration Rights Agreement, the Warrant Registration Rights Agreement, the Executed Transaction Documents, the Executory Transaction Documents and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Units, except for fees and expenses of the Initial Purchasers (including the fees and expenses of counsel to the Initial Purchasers) other than as set forth in clause (xii) below, (iii) the preparation, issuance and delivery of the certificates for the Units to the Initial Purchasers, including any charges of DTC in connection therewith; (iv) the fees and disbursements of any of the Venture Parties' counsel, accountants and other advisors, (v) the qualification of the Units under securities laws in accordance with the provisions of Section 5(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Memoranda and any supplement thereto, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes, (vii) the fees and expenses of the Warrant Agent, including the fees and disbursements of counsel for the Warrant Agent in connection with the Warrant Agreement, the Warrants and the Warrant Shares,
(viii) any fees payable to the review by the National Association of Securities Dealers, Inc. (the "NASD") in connection with the initial and continued designation of the Securities as PORTAL securities under the PORTAL Market Rules pursuant to NASD Rule 5322, (ix) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in and subject to the Note Registration Rights Agreement, (x) all cost and expenses of any Warrant Registration Statements as set forth in and subject to the Warrant Registration Rights Agreement, (xi) the fees and expenses of the

Disbursement Agent pursuant to the Disbursement Agreement and (xii) the expenses and disbursements of the Initial Purchasers (including reasonable fees, expenses and disbursements of counsel for the Initial Purchasers) up to a maximum of $500,000.

                  (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 7 or Section 12(a)(i) hereof, the Aladdin Parties and the Trust, jointly and severally, shall reimburse the Initial Purchasers for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

                  SECTION 7. Conditions of Initial Purchasers' Obligations.The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Aladdin Parties contained in Section 1 hereof, the representations and warranties of London Clubs contained in Section 2 hereof and the representations and warranties of the Trust and AHL contained in Section 3 hereof or in certificates of any officer of any of the Venture Parties or any of their subsidiaries delivered pursuant to the provisions hereof, to the performance by each of the Venture Parties of their respective covenants and other obligations hereunder, and to the following further conditions:

                  (a)      Opinion of Counsel for the Venture Parties.

                           (i) At the Closing Time, the Representatives shall
                  have received the favorable opinion, dated as of the Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP & Affiliates, counsel for the Aladdin Parties, the Trust and AHL in form and substance satisfactory to counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers substantially to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Initial Purchasers may reasonably request.

                           (ii) At the Closing Time, the Representatives shall
                  have received the favorable opinion, dated as of the Closing Time, of Schreck Morris, counsel for the Aladdin Parties in form and substance satisfactory to counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers substantially to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Initial Purchasers may reasonably request.

                           (iii) At the Closing Time, the Representatives shall
                  have received the favorable opinion, dated as of the Closing Time, of Ohrenstein & Brown, counsel for London Clubs in form and substance satisfactory to counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers substantially to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Initial Purchasers may reasonably request.

                  (b) Opinion of Counsel for Initial Purchasers. At the Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Latham & Watkins, counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers with respect to the matters set forth in (i), (ii), (vi) through (x), inclusive, (xii) (solely as to the information in the Offering Memorandum under "Description of the Units", "Description of the Notes" and "Description of the Warrants") and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Venture Parties and their subsidiaries and certificates of public officials.

                  (c)      Officers' Certificates.

                           (i) (A) At the Closing Time, there shall not have
                  been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of either of the Issuers and their subsidiaries considered as one enterprise or Enterprises, whether or not arising in the ordinary course of business, (B) the Representatives shall have received a certificate of the President or a Vice President of each of the Aladdin Parties and of the chief financial or chief accounting officer of each of the Aladdin Parties, dated as of the Closing Time, to the effect that there has been no such material adverse change and
                  (C) the Representatives shall have received a certificate of the President or a Vice President of each of the Venture Parties and of the chief financial or chief accounting officer of each of the Venture Parties, dated as of the Closing Time, that (1) to the extent applicable to such Venture Party, the representations and warranties in Section 1 hereof with respect to the Aladdin Parties, the representations and warranties in Section 2 hereof with respect to London Clubs and LCNI and the representations and warranties in Section 3 hereof with respect to the Trust and AHL are true and correct with the same force and effect as though expressly made at and as of the Closing Time and (2) the applicable Venture Party has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

                           (ii) The Representatives shall have received a
                  certificate of the President or a Vice President of London Clubs and of the chief financial or chief accounting officer of London Clubs, dated as of the Closing Time, to the effect that London Clubs has obtained all consents from creditors of London Clubs, necessary or required for the performance by London Clubs or any of its subsidiaries of their obligations hereunder, in connection with the offering, issuance or sale of the Units hereunder or the consummation of the transactions contemplated by this Agreement or otherwise described in the Offering Memorandum.

                           (iii) The Representatives shall have received a
                  certificate of the chief financial or chief accounting officer of AHL, dated as of the Closing Time, setting forth (i) the nature of and the amount of pre-development costs which have been incurred prior to the Closing Time by AHL and which are to be reimbursed at the Closing Time as described in the Offering Memorandum and (ii) the nature of and the estimated amount of pre-development costs which AHL expects to incur on behalf of the Company after the Closing Time.

                  (d)      Accountants' Comfort Letters.

                           (i) At the time of the execution of this Agreement,
                  the Representatives shall have received from Arthur Andersen LLP with respect to the Aladdin Parties, a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Initial Purchasers containing statements and information of the type ordinarily included in accountants' "comfort letters" to Initial Purchasers with respect to the financial statements and certain financial information of the Aladdin Parties contained in the Offering Memorandum and substantially the form of Example A of SAS 72.

                           (ii) At the time of the execution of this Agreement,
                  the Representatives shall have received from Price Waterhouse with respect to London Clubs, a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Initial Purchasers containing statements and information of the type ordinarily included in accountants' "comfort letters" to Initial Purchasers with respect to the financial statements of London Clubs contained in the Offering Memorandum and substantially the form of Example A of SAS 72.

                  (e)      Bring-down Comfort Letters.

                             (i) At the Closing Time, the Representatives shall
                  have received from Arthur Andersen LLP with respect to the Aladdin Parties, a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d)(i) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

                           (ii) At the Closing Time, the Representatives shall
                  have received from Price Waterhouse with respect to London Clubs, a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d)(ii) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

                  (f) Maintenance of Rating. Since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned any of the Aladdin Parties' securities by any nationally recognized securities rating agency, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of such securities.

                  (g) PORTAL. At the Closing Time, the Units, the Notes, the Warrants and the Warrant Shares shall have been designated for trading on PORTAL.

                  (h)      Transaction Documents.

                           (i) All the representations and warranties contained
                  in each of the Executed Transaction Documents and Executory Transaction Documents shall be true and correct in all material respects at the Closing Time with the same force and effect as if made on and as of the Closing Time.

                           (ii) All of the Executed Transaction Documents and
                  Executory Transaction Documents shall have been executed and shall be in full force and effect and the Initial Purchasers shall have received fully executed copies thereof. The Venture Parties shall have received the requisite governmental and regulatory approval in connection with each of the Executed Transaction Documents and Executory Transaction Documents and transactions contemplated by the Offering Memorandum to be completed on or before the Closing Time.

                           (iii) No party shall have failed materially at or
                  prior to the Closing Time to perform or comply with any of the agreements contained in any of the Executed Transaction Documents or Executory Transaction Documents and required to be performed or complied with by such party at or prior to the Closing Time.

                           (iv) All documents and agreement shall have been
                  filed, and other actions shall have been taken, as may be required to perfect the security interests of the Trustee in the Series A Notes and the Note Construction Disbursement Account, and to accord the Trustee the priorities over other creditors of the Issuers as contemplated by the Offering Memorandum, the Pledge Agreement and the Note Construction Pledge Agreement.

                           (v) No injunction, restraining order or order of any
                  nature by a court, government body or agency shall have been issued as of the Closing Time that would prevent or interfere with the issuance and sale of the Units; and no stop order suspending the qualification or exemption from qualification of any of the Units in any jurisdiction shall have been issued and no action, claim, suit or proceeding (including without limitation an investigation or partial proceeding such as a deposition) for that purpose shall have been commenced or be pending or contemplated as of the Closing Time.

                  (i) Bank Credit Facility. At the Closing Time, (i) the Bank Credit Facility will conform in all material respects to the description thereof contained in the Offering Memorandum and (ii) the Term B Loan (as defined in the Offering Memorandum) and the Term C Loan (as defined in the Offering Memorandum) shall have been advanced to the Company.

                  (j) Title Commitments. The Trustee shall have received irrevocable commitments for title insurance for the Project Site from Stewart Title Guaranty Company and Lawyers Title Insurance Company, in a form and substance reasonably satisfactory to the Representatives, subject only to Permitted Liens under the Indenture.

                  (k)      Additional Documents.

                           (i) At the Closing Time, counsel for the Initial
                  Purchasers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Units as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Aladdin Parties in connection with the issuance and sale of the Units as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers.

                           (ii) At the Closing Time, the Initial Purchasers
                  shall have received copies of all certificates, documents and opinions reasonably requested by the Initial Purchasers or counsel to the Initial Purchasers delivered by any of the Venture Parties or any of their counsels and such other certificates, documents and opinions reasonably obtainable by any of the Venture Parties in connection with any of the Funding Transactions or any other transactions contemplated in the Offering Memorandum, together with letters addressed to the Initial Purchasers stating that the Initial Purchasers may rely on such certificates as if they had been address to the Initial Purchasers.

                  (l) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Aladdin Parties at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in
Section 6 and except that Sections 1, 2, 3, 9, 10 and 13 shall survive any such termination and remain in full force and effect.

                  SECTION 8.        Subsequent Offers and Resales of the Units.

                  (a) Offer and Sale Procedures. Each of the Initial Purchasers and each of the Aladdin Parties hereby establish and agree to observe the following procedures in connection with the offer and sale of the Units:

                           (i) Offers and Sales Only to Qualified Institutional
                  Buyers. Offers and sales of the Units will be made only by the Initial Purchasers or Affiliates (as such term is defined in Rule 501(b) under the 1933 Act) thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the 1933
                  Act).

                           (ii) No General Solicitation. The Units will be
                  offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933
                  Act) will be used in the United States in connection with the offering of the Units.

                           (iii) Purchases by Non-Bank Fiduciaries. In the case
                  of a non-bank Subsequent Purchaser of a Unit acting as a fiduciary for one or more third parties, in connection with an offer and sale to such purchaser pursuant to this clause (a), each third party shall, in the reasonable judgment of the applicable Initial Purchaser, be a Qualified Institutional Buyer.

                           (iv) Subsequent Purchaser Notification. Each Initial
                  Purchaser will take reasonable steps to inform, and cause each of its U.S. Affiliates to take reasonable steps to inform, persons acquiring Units from such Initial Purchaser or affiliate, as the case may be, in the United States that the Units (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A and (C) may not be offered, sold or otherwise transferred except (1) to the Aladdin Parties, (2) outside the United States in accordance with Rule 904 of Regulation S or (3) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Units for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) the exemption from registration under the 1933 Act provided by Rule 144, if available.

                           (v) Minimum Principal Amount. No sale of the Units to
                  any one Subsequent Purchaser will be for consideration of less than U.S. $150,000. If the Subsequent Purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase Units for consideration of at least U.S. $150,000.

                           (vi) Restrictions on Transfer. The transfer
                  restrictions and the other provisions set forth in Article 2 of the Indenture and Sections 2, 3, 4 and 5 of the Warrant Agreement, including any legends required thereby, shall apply to the Securities except as otherwise agreed by the Aladdin Parties and the Initial Purchasers. Following the sale and transfer of the Units by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Aladdin Parties for any losses, damages or liabilities suffered or incurred by the Aladdin Parties, including any losses, damages or liabilities under the 1933 Act, arising from or relating to any resale or transfer of any Security.

                           (vii) Delivery of Offering Memorandum. Each Initial
                  Purchaser will deliver to each purchaser of the Units from such Initial Purchaser, in connection with its original distribution of the Units, a copy of the Offering Memorandum, as amended and supplemented at the date of such delivery.

                  (b) Covenants of the Aladdin Parties. Each of the Aladdin Parties covenants with each Initial Purchaser as follows:

                           (i) Due Diligence. In connection with the original
                  distribution of the Units, each of the Aladdin Parties agrees that, prior to any offer or resale of the Units by the Initial Purchasers, the Initial Purchasers and counsel for the Initial Purchasers shall have the right to make reasonable inquiries into the business of each of the Aladdin Parties and their subsidiaries. Each of the Aladdin Parties also agrees to provide answers to each prospective Subsequent Purchaser of Units who so reasonably requests concerning the Aladdin Parties and their subsidiaries (to the extent that such information is available or can be acquired and made available to prospective Subsequent Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law and to the extent such disclosure, in the reasonable opinion of the Aladdin Parties, could not adversely effect the business, earnings, business prospects or condition (financial or otherwise) of the Aladdin Parties or their subsidiaries) and the terms and conditions of the offering of the Units, as provided in the Offering Memorandum.

                           (ii) Integration. (a) The Aladdin Parties agree that
                  they will not and will cause their Affiliates not to make any offer or sale of securities of the Aladdin Parties of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Units by the Aladdin Parties to the Initial Purchasers, (ii) the resale of the Units by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Units by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or otherwise.

                           (iii) Rule 144A Information. The Aladdin Parties
                  agree that, in order to render the Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities remain outstanding, it will make available, upon request, to any holder of any of the Securities or prospective purchasers of any of the information specified in Rule 144A(d)(4), unless the Aladdin Parties furnish information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act (such information, whether made available to holders or prospective purchasers or furnished to the Commission, is herein referred to as "Additional Information").

                           (iv) Restriction on Repurchases. Until the expiration
                  of two years after the original issuance of the Units, the Aladdin Parties will not, and will cause their Affiliates not to, purchase or agree to purchase or otherwise acquire any of the Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker's transactions) unless, immediately upon any such purchase, the Aladdin Parties or any Affiliate shall submit such Securities to the Trustee or the Warrant Agent, as applicable, for cancellation.

                  SECTION 9.        Indemnification.

                  (a) Indemnification of Initial Purchasers. The Aladdin Parties and the Trust agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                           (i) against any and all loss, liability, claim,
                  damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (ii) against any and all loss, liability, claim,
                  damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 9(d) below) any such settlement is effected with the written consent of the Aladdin Parties and the Trust; and

                           (iii) against any and all expense whatsoever, as
                  incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Aladdin Parties by any Initial Purchaser through the Representatives expressly for use in the Offering Memorandum (or any amendment thereto). The foregoing indemnity with respect to any untrue statement contained in or any omission from the Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser (or any person controlling such Initial Purchaser) from whom the person asserting such loss, liability, claim, damage or expense purchased any of the Units that are the subject thereof if (i) the untrue statement or omission contained in the Preliminary Offering Memorandum (excluding documents incorporated by reference) was corrected; (ii) such person was not sent or given a copy of the Final Offering Memorandum (excluding documents incorporated by reference) which corrected the untrue statement or omission at or prior to the written confirmation of the sale of such Units to such person; and (iii) the Aladdin Parties and the Trust satisfied their obligation pursuant to Section 5(b) of this Agreement to provide a sufficient number of copies of the Final Offering Memorandum to the Initial Purchasers.

                  (b) Indemnification of Aladdin Parties, Managers, Directors and Officers and the Trust. Each Initial Purchaser severally agrees to indemnify and hold harmless any of the Aladdin Parties and the Trust, their managers, directors, and officers and each person, if any, who controls the Aladdin Parties and the Trust within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Aladdin Parties by such Initial Purchaser through the Representatives expressly for use in the Offering Memorandum.

                  (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 9(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 9(b) above, counsel to the indemnified parties shall be selected by the

Aladdin Parties and the Trust. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9 or Section 10 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 9(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 9(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent that it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

                  SECTION 10. Contribution. If the indemnification provided for in Section 9 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Aladdin Parties on the one hand and the Initial Purchasers on the other hand from the offering of the Units pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Aladdin Parties and the Trust on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Aladdin Parties on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Units pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Units pursuant to this Agreement (before deducting expenses) received by the Aladdin Parties and the total underwriting discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Units.

         The relative fault of the Aladdin Parties and the Trust on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Aladdin Parties or the Trust or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Aladdin Parties and the Trust and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this
Section 10 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 10, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 10, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each director, trustee or manager of the Aladdin Parties, each officer of the Aladdin Parties, and each person, if any, who controls the Aladdin Parties or the Trust within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as the Aladdin Parties and the Trust, as applicable. The Initial Purchasers' respective obligations to contribute pursuant to this Section

10 are several in proportion to the principal amount of Units set forth opposite their respective names in Schedule A hereto and not joint.

                  SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or certificates of officers of any of the Venture Parties and the Initial Purchasers submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, Venture Party or controlling person, or by or on behalf of the Venture Parties or the Initial Purchasers, and shall survive delivery of the Units to the Initial Purchasers.

                  SECTION 12.        Termination of Agreement.

                  (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Venture Parties, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of any of Holdings and its subsidiaries considered as one enterprise or Enterprises, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Units or to enforce contracts for the sale of the Units, or (iii) if trading in any securities of any of the Venture Parties has been suspended or limited by the Commission or any stock exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ National Market System has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

                  (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 6 hereof, and provided further that Sections 1, 2, 3, 9 and 10 shall survive such termination and remain in full force and effect.

                  SECTION 13. Default by One or More of the Initial Purchasers. If one or more of the Initial Purchasers shall fail at the Closing Time to purchase the Units which it or they are obligated to purchase under this Agreement (the "Defaulted Units"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other Initial Purchasers, to purchase all, but not less than all, of the Defaulted Units in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the number of Defaulted Units does not exceed 10% of the number of Units to be purchased hereunder, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective obligations hereunder bear to the obligations of all non-defaulting Initial Purchasers, or

                  (b) if the number of Defaulted Units exceeds 10% of the number of Units to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

         No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Aladdin Parties shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this Section 13.

                  SECTION 14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to the Representatives c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated at North Tower, World Financial Center, New York, New York 10281-1201, attention of Edmond Moriarty; notices to the Issuers shall be directed to such party at P.O. Box 94827, Las Vegas, Nevada 89193, attention of Richard J. Goeglein; notices to Enterprises shall be directed to it at P.O. Box 94827, Las Vegas, Nevada 89193, attention of Richard J. Goeglein; notices to London Clubs shall be directed to it at 30 Old Burlington Street, London, WIX, 2LN England, attention of Barry Hardy; notices to LCNI shall be directed to it c/o Lionel, Sawyer & Collins, 300 South Fourth Street, Suite 1700, Las Vegas, Nevada 89101, attention of Greg Giordano; notices to the Trust shall be directed to it at 280 Park Avenue, New York, New York 10017, attention of Ronald Dictrow; and notices to AHL shall be directed to it at 280 Park Avenue, New York, New York 10017, attention of Ronald Dictrow.

                  SECTION 15. Parties. This Agreement shall each inure to the benefit of and be binding upon the Initial Purchasers and the Venture Parties and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers and the Venture Parties and their respective successors and the controlling persons and officers, trustees, managers and directors referred to in Section 9 and 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers and the Venture Parties and their respective successors, and said controlling persons and officers, trustees, managers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Units from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

         SECTION 16. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 17. Consent to Jurisdiction. Each of the Venture Parties and, with respect to clause (i) below, each of the Initial Purchasers hereby irrevocably and unconditionally:

                  (a) submits itself and its property to any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect of this Agreement, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts for such state and federal courts;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by registered or certified mail (or any substantially similar form of mail), postage prepaid, to LCNI at its address set forth in
Section 14 above; and

                  (d) agrees that nothing in this Agreement shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         SECTION 18. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Venture Parties a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Venture Parties in accordance with its terms.

                                      ALADDIN GAMING HOLDINGS, LLC

                                      By  /s/ Ronald Dictrow
                                         --------------------------------------
                                      Name:  Ronald Dictrow

                                      Title: Executive Vice President/Secretary

                                      ALADDIN CAPITAL CORP.

                                      By  /s/ Ronald Dictrow
                                         --------------------------------------
                                      Name:  Ronald Dictrow

                                      Title: Executive Vice President/Secretary

                                       ALADDIN GAMING ENTERPRISES, INC.

                                       By  /s/ Ronald Dictrow
                                         --------------------------------------
                                      Name:  Ronald Dictrow

                                      Title: Secretary

                                      ALADDIN HOLDINGS, LLC

                                      By  /s/ Ronald Dictrow
                                         --------------------------------------
                                      Name: Ronald Dictrow

                                      Title: Vice President

                              THE TRUST UNDER ARTICLE SIXTH U/W/O SIGMUND SOMMER

                              By /s/ Viola Sommer
                                 ----------------------------------------------
                              Name:  Viola Sommer

                              Title: Trustee

                              LONDON CLUBS INTERNATIONAL, PLC

                              By /s/ Barry Hardy
                                 ----------------------------------------------
                              Name:  Barry Hardy

                              Title: Financial Director

CONFIRMED AND ACCEPTED, as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
                      INCORPORATED

CREDIT SUISSE FIRST BOSTON CORPORATION

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                           INCORPORATED

By  /s/ Gregory Margolies
   ----------------------------------------------
                 Authorized Signatory

For themselves and as Representatives of the other Initial Purchasers named in Schedule A hereto.

                                   SCHEDULE A

         Name of Initial Purchaser                    Number of Units
Merrill Lynch, Pierce, Fenner & Smith

               Incorporated...........................     128,470

Credit Suisse First Boston Corporation................      64,235

CIBC Oppenheimer Corp.................................      14,398

Scotia Capital Markets (USA) Inc......................      14,397
                                                           -------

            Total.....................................     221,500


                                   SCHEDULE B

                          ALADDIN GAMING HOLDINGS, LLC

                              ALADDIN CAPITAL CORP.

                        ALADDIN GAMING ENTERPRISES, INC.

221,500 Units consisting of in the aggregate of $221,500,000 principal amount at maturity of Senior Discount Notes due 2010 of Aladdin Gaming Holdings, LLC and Aladdin Capital Corp. (the "Notes") and Warrants (the "Warrants") to purchase an aggregate of 2,215,000 shares of Common Stock of Aladdin Gaming Enterprises, Inc.

         1. The initial public offering price of the Units shall be $519.40 per Unit, plus accrued interest on the Notes, if any, from the date of issuance.

         2. The purchase price to be paid by the Initial Purchasers for the Units shall be $499.92 per Unit.

                                                                 Exhibit A

                                                                     Exhibit B

            FORM OF OPINION OF SPECIAL COUNSEL TO THE ALADDIN PARTIES

                           TO BE DELIVERED PURSUANT TO

                                SECTION 7(a)(ii)

         (i) Each of the Aladdin Parties has been duly organized or incorporated, as applicable, and is validly existing as a limited-liability company or corporation, as applicable, in good standing under the laws of the State of Nevada.

         (ii) Each of the Aladdin Parties has all necessary power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement.

         (iii) Each of the Aladdin Parties is duly qualified as a foreign limited-liability company or corporation, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business.

         (iv) Each Designated Subsidiary has been duly organized or incorporated, as applicable, and is validly existing as a limited-liability company or corporation, as applicable, in good standing under the laws of the jurisdiction of its organization or incorporation, as applicable, has all necessary power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign limited-liability company or corporation, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business; except as otherwise disclosed in the Offering Memorandum, all of the issued and outstanding membership interests or shares of capital stock, as applicable, of each Designated Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge and information, is owned by the applicable Aladdin Party, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

         (v) All outstanding membership interests of Holdings have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive and similar rights and are free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity and is as set forth in the column entitled "At the Closing Time" under the table relating to the capitalization of Holdings under the caption "Capitalization" in the Offering Memorandum. Capital, the Company and Aladdin Music Holdings are the only subsidiaries of Holdings.

         (vi) All outstanding shares of capital stock of Capital have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights and are directly owned by Holdings free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. Capital has no subsidiaries.

         (vii) All outstanding shares of capital stock of Enterprises have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights and are free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity and is as set forth in the column entitled "At the Closing Time" under the table relating to the capitalization of Enterprises under the caption "Capitalization" in the Offering Memorandum. Enterprises has no subsidiaries.

         (viii) Each of the Trust and AHL is duly qualified as a foreign trust or limited-liability company, as applicable, to transact business and the Trust is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a material adverse effect on its business, prospects, financial condition or results of operations.

         (ix) The Preferred Membership Interests have been duly authorized by the Company, and are validly issued, fully-paid, non-assessable and not subject to any preemptive or similar rights and, other than in connection with the Preferred Membership Interests Pledge Agreement, are directly owned by Holdings free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (x) Each of the Aladdin Parties and their subsidiaries possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; each of the Aladdin Parties and their subsidiaries is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and none of the Aladdin Parties or any of their subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

         (xi) The issuance of the Warrant Shares has been duly authorized by all requisite corporate action of Enterprises; and upon issuance thereof and payment therefor in accordance with the terms of the Warrant Agreement, the Warrant Shares will be duly authorized, validly issued, fully paid and nonassessable and free of preemptive or similar rights. Enterprises has reserved the number of Warrant shares contemplated by the Warrant Agreement for issuance under the Warrants.

         (xii) None of the Aladdin Parties or any of their subsidiaries is in violation of its charter, by-laws or any other organizational document and, to the best of our knowledge, no default by any of the Aladdin Parties or any of their subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which any of the Aladdin Parties or any of their subsidiaries is a party that is described or referred to in the Offering Memorandum.

         (xiii) Except as set forth in Section ___ of the Holdings Operating Agreement, none of the Aladdin Parties nor any of their subsidiaries has any outstanding options to purchase, or any preemptive rights or other rights to subscribe for or purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, equity interests or any such options, rights, convertible securities or obligations.

         (xiv) The statements under the caption "Risk Factors--Ability to Realize on Collateral; "Risk Factors--Certain Bankruptcy Considerations," "Risk Factors--Mechanic's Liens," "Risk Factors-Government Regulation" and "Regulation and Licensing"" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein with respect to Nevada law, fairly present in all material respects such legal matters, documents and proceedings.

         (xv) After due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which any of the Aladdin Parties is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

         (xvi) None of the Aladdin Parties has violated any Environmental Laws or any provisions of ERISA, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

         (xvii) Other than as disclosed in the Offering Memorandum, there exists no fact or any event which has occurred or which is reasonably likely to result in material liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) arising out of, based on or resulting from the presence or release into the environment of any hazardous material (including without limitation any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any Environmental
Law) or any violation of any Environmental Law with respect to the Contributed Land.

          (xviii) Each of the Aladdin Parties and their subsidiaries possesses such Governmental Licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; each of the Aladdin Parties and their subsidiaries is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and none of the Aladdin Parties or any of their subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

         (xix) The Company has good and marketable title in fee simple to the Project Site and good and marketable title to all personal property owned by the Company which is material to the business of the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity and defects, except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company in connection with its business as described in the Offering Memorandum; and any real property held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property by the Company in connection with its business as described in the Offering Memorandum, and the Company enjoys peaceful and undisturbed possession under all such leases.

         (xx) To the best knowledge of such counsel, there is no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency which could have a Material Adverse Effect.

         (xxi) The contemplated operation and use of the Aladdin, including the construction of the Aladdin, will be (giving effect to any waivers or variances which may be obtained) in compliance with all applicable municipal, county, state and federal laws, regulations, ordinances, standards, orders, and other regulations, where the failure to comply therewith could have a Material Adverse Effect. Under applicable zoning and use laws, ordinances, rules and regulations, the Aladdin may be used for the purposes contemplated in the Offering Memorandum.

         (xxii) It is our opinion that a federal or state court sitting in Nevada will honor the parties' choice of the internal laws of the State of New York as the law applicable to the Executed Transaction Documents and the Executory Transaction Documents (to the extent set forth in such documents) and to the determination of whether the obligations created by the Executed Transaction Documents and Executory Transaction Documents are usurious.

         (xxiii) The Pledge Agreements are in a form that substantially meets the requirements of the Nevada Act and the Nevada Gaming Authorities.

         (xxiv) The (a) deposit of the proceeds from the sale of the Units into the Note Construction Disbursement Account, (b) execution of the Disbursement Agreement and the Note Construction Pledge Agreement and the Escrow Agreement by Holdings or the Company, as applicable, and (c) filing of the financing statements in the office of the Nevada Secretary of State, shall cause the Trustee, for the ratable benefit of the holders of the Notes, to have, as security for the payment of obligations under the Indenture and the Notes, a valid and perfected security interest or lien in the proceeds from the sale of the Units deposited into the Note Construction Disbursement Account, and the actions and filings described in clauses (a), (b) and (c) are hte only actions and filings necessary to publish notice of the validity of such security interests or liens and to perfect such security interest or liens as may be perfected by filing. From and after the date hereof (assuming the due filing of Holdings' financing statements and continuation statements required by Nevada law, without intervening liens or security interests), the liens or security interests created by the Disbursement Agreement and the Note Construction Pledge
Agreement which are to be perfected by the filing of a UCC-1 financing statement will be duly perfected.

         (xxv) Assuming the Preferred Membership Interests Pledge Agreement create a valid security interest in the Pledged Interest (as defined in the Preferred Membership Interests Pledge Agreement) under New York law, after giving effect to the delivery to the Trustee for the benefit of the Noteholders in the State of Nevada of the certificates representing the Pledged Interests, in good faith and without notice of any adverse claim and in bearer form, or in registered form endorsed to the Trustee or in blank by an effective enforsement or registered in the name of the Trustee upon registration of transfer by the issuer, the Trustee for the benefit of the Noteholders will have a perfected security interest in such Pledged Interests.

                                                                     Exhibit C

               FORM OF OPINION OF COUNSEL TO LONDON CLUBS AND LCNI

                           TO BE DELIVERED PURSUANT TO

                                SECTION 7(a)(iii)

         (i) Each of London Clubs and LCNI has been duly incorporated, is validly existing and is a corporation in good standing under the laws of its jurisdiction of incorporation.

         (ii) Each of London Clubs and LCNI has all necessary corporate power and authority to carry on its business and to own, lease and operate its properties. London Clubs owns all of the outstanding shares of capital stock of LCNI.

         (iii) Each of London Clubs and LCNI is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except, with respect to London Clubs, where the failure to be so qualified would not have a material adverse effect on its business, prospects, financial condition or results of operations.

         (iv) The Purchase Agreement has been duly authorized, executed and delivered by London Clubs.

         (v) Neither London Clubs or LCNI is in violation of its charter, by-laws or any other organizational document and, to the best of our knowledge, no default by London Clubs or LCNI exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which London Clubs or LCNI is a party that is described or referred to in the Offering Memorandum.

         (vi) Other than the approval of the shareholders of London Clubs and approvals necessary in connection with the U.S. Facilities Agreement banks with National Westminster PLC as arranger and U.S. 1997 Noteholders, each of which shall be obtained prior to the Closing Time, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency or any other party is necessary or required for the performance by either of London Clubs or LCNI of their obligations hereunder.